UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
March 24, 2010

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	000-15540 (Commission File Number)	91-1223535 (I.R.S. Employer Identification No.)
332 S.W. Everett Mall Way P.O. Box 2215 Everett, Washington (Address of principal executive offices)	98204 (Zip Code)
Registrant’s telephone number, including area code: (425) 514-0700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
 [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on March 24, 2010, the board of directors of Frontier Financial Corporation (the “Corporation”) amended section 2.1 of the Corporation’s 2003 restated bylaws regarding the annual meeting of shareholders to provide that “the annual meeting of shareholders shall be held in the calendar year immediately following the prior fiscal year-end.” The previous version of this bylaw provided that the meeting would be held within 120 days after the end of the Corporation’s fiscal year.

The full text of the Amendment is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1	First Amendment to 2003 Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)
March 30, 2010	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chief Executive Officer

Exhibit Index

99.1	First Amendment to 2003 Restated Bylaws.